Exhibit 99.2




[OBJECT OMITTED] Countrywide sm                    Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


       Class AF-1 Corridor Contract Agreement Schedule and Strike Rates
     --------------------------------------------------------------------

                          Notional       Cap Strike     Cap Ceiling
            Period        Schedule ($)      (%)            (%)
     --------------------------------------------------------------------

               1         153,893,000      7.24520%      9.00000%

               2         151,348,398      6.07649%      9.00000%

               3         148,469,364      6.72739%      9.00000%

               4         144,731,134      6.07623%      9.00000%

               5         140,132,178      6.27863%      9.00000%

               6         134,675,373      6.07596%      9.00000%

               7         128,367,810      6.27835%      9.00000%

               8         121,229,341      6.07570%      9.00000%

               9         113,276,083      6.07256%      9.00000%

              10         104,529,964      6.27491%      9.00000%

              11          95,246,231      6.07244%      9.00000%

              12         86,126,747       6.27479%      9.00000%

              13         77,168,355       6.06862%      9.00000%

              14         68,368,807       6.06856%      9.00000%

              15         59,724,223       6.71869%      9.00000%

              16         51,231,617       6.06844%      9.00000%

              17         42,888,057       6.27066%      9.00000%

              18         34,690,667       6.06832%      9.00000%

              19         26,636,624       6.27054%      9.00000%

              20         18,723,157       6.06820%      9.00000%

              21         10,947,547       6.06510%      9.00000%

              22          3,307,871       6.26720%      9.00000%

     --------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                      12



[OBJECT OMITTED] Countrywide sm                    Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
           Class AV and Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

------------------------------------------------------------------------------------------------------------------------------

    Period       Notional Schedule    Cap Strike   Cap Ceiling     Period     Notional Schedule   Cap Strike    Cap Ceiling
                        ($)               (%)          (%)                           ($)              (%)           (%)
------------------------------------------------------------------------------------------------------------------------------
       1           1,333,317,000       7.37490%      8.25000%        31          641,353,137       6.63664%       9.24373%
       2           1,323,014,904       6.14495%      8.25000%        32          620,224,678       6.41448%       9.24386%
       3           1,315,731,170       6.82999%      8.25000%        33          599,773,121       6.41494%       9.24255%
       4           1,306,776,011       6.14470%      8.25000%        34          579,976,842       6.63827%       9.24119%
       5           1,296,156,966       6.35772%      8.25000%        35          560,814,660       6.42397%       9.22979%
       6           1,283,887,822       6.14444%      8.25000%        36          542,267,173       6.74299%       9.16146%
       7           1,269,988,682       6.35746%      8.25000%        37          524,320,789       7.95280%      10.16429%
       8           1,254,486,003       6.14418%      8.25000%        38          506,914,360       7.95287%      10.16418%
       9           1,237,412,756       6.14405%      8.25000%        39          490,064,551       8.51896%      10.15661%
      10           1,218,811,222       6.35704%      8.25000%        40          473,753,559       7.95384%      10.16160%
      11           1,198,729,363       6.14377%      8.25000%        41          457,964,085       8.23311%      10.14643%
      12           1,177,245,459       6.35678%      8.25000%        42          442,679,765       8.02161%      10.07485%
      13           1,154,605,685       6.14359%      8.25000%        43          427,888,158       9.56365%      10.06893%
      14           1,132,390,614       6.14352%      8.25000%        44          413,625,228       9.24712%      10.07473%
      15           1,110,592,304       6.82846%      8.25000%        45          399,815,284       9.24744%      10.07448%
      16           1,089,202,959       6.14338%      8.25000%        46          386,443,840       9.56433%      10.06838%
      17           1,068,214,928       6.35641%      8.25000%        47          373,496,861       9.25247%      10.07199%
      18           1,047,620,704       6.14323%      8.25000%        48          360,960,874       9.61047%      10.01663%
      19           1,027,412,917       6.35627%      8.25000%        49          348,824,354      10.21667%      10.72316%
      20           1,007,584,336       6.14333%      8.25000%        50          337,105,653      10.21670%      10.72316%
      21             988,127,894       6.14734%      8.25000%        51          325,756,452      11.33851%      11.33851%
      22             969,037,157       6.36382%      8.24982%        52          314,764,934      10.21735%      10.72342%
      23             950,300,505       6.18011%      8.24971%        53          304,119,665      10.56930%      10.70534%
      24             931,830,174       6.53920%      8.24955%        54          293,809,606      10.24175%      10.69405%
      25             913,631,750       6.31973%      9.24957%
      26             895,027,329       6.31710%      9.24956%
      27             871,504,517       7.01071%      9.24954%
      28             806,080,199       6.30843%      9.24866%
      29             745,539,811       6.53776%      9.24549%
      30             689,902,295       6.40270%      9.24416%
------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                            30